American Association of Cancer Research (AACR) 2018 Theodore S. Johnson, MD, PhD Georgia Cancer Center – Augusta University April 15, 2018 Front-line Therapy of DIPG Using IDO Pathway Inhibitor Indoximod in Combination with Radiation and Chemotherapy

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IDO Pathway a Key Immuno-oncology Target 3 Treg, regulatory T cell; IDO, indoleamine 2,3-dioxygenase; MDSC, myeloid-derived suppressor cell; CTL, cytotoxic T lymphocyte. 1. Metz R. Oncoimmunology. 2012;1(9):1460-1468. 2. Johnson TS. Immunol Invest. 2012;41(6-7):765-797.

IDO Pathway a Key Immuno-oncology Target 4Treg, regulatory T cell; IDO, indoleamine 2,3-dioxygenase; MDSC, myeloid-derived suppressor cell; CTL, cytotoxic T lymphocyte.

IDO Expression in Certain Tumors is Associated with Poor Patient Outcomes 5 IDO, indoleamine 2,3-dioxygenase; LN, lymph node; NSCLC, non-small cell lung cancer; DLBCL, diffuse large B-cell lymphoma; RCC, renal cell carcinoma; TCC, transitional cell carcinoma; TNBC, triple-negative breast cancer. Munn DH, et al. J Clin Invest. 2004;114(2):280-290.

# Indoximod Differentiated Mechanism of Action

- Orally administered, small-molecule IDO pathway inhibitor that reverses the immunosuppressive effects of low tryptophan and high kynurenine that result from IDO activity
- Immunostimulatory effects involving 3 main cell types: $CD8^+$ T cells, T regulatory cells, and dendritic cells[1]
  - Reverses effects of low tryptophan by increasing proliferation of effector T cells
  - Directly reprograms T regulatory cells to helper T cells
  - Downregulates IDO expression in dendritic cells
- Potential synergy has been shown with checkpoint blockade, chemotherapy, radiation and vaccines



Enhances Helper T:Treg balance
Treg
CD4+ T cell
Helper T cell
Treg
CD4+ T cell
Helper T cell
Indoximod
CD8+ T cell
DC
IDO+
IDO↓
Drives CD8+ T cell proliferation
Downregulates IDO protein

IDO, indoleamine 2,3-dioxygenase; Treg, T regulatory cell; DC, dendritic cell.
1. Brincks EL, et al. Poster presented at the AACR Annual Meeting. April 14-18, 2018. Abstract 3753.

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Indoximod vs Epacadostat: A Differentiated Mechanism of Action

Indoximod Directly Reprograms T Regulatory Cells Helper T Cells



Indoximod
% foxp3+ among CD4+CD25+ cells
% IL-17+ among CD4+ cells
Log [Indoximod] (μM)
100
80
60
40
20
0
-1
0
1
2
3



Epacadostat
% foxp3+ among CD4+CD25+ cells
log [Epacadostat] (μM)
+ KYN Control
No KYN Control
60
50
40
30
20
10
0
-4
-3
-2
-1
0

AACR Poster #3753 (Brincks, EL, *et al*, 2018)

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Designing Multimodal Chemo-radio-immunotherapy 8  Hypothesis – Immune activation (immunotherapy) can allow responsiveness to chemotherapy and radiation in patients who would otherwise be refractory  However, this synergy with chemotherapy/radiation requires targeting the antigen-presenting step and creating a pro-inflammatory (immunogenic) tumor milieu – Essentially, it must break tolerance to the dying/apoptotic tumor cells – This antigen cross-presentation step lies upstream of the conventional T-cell checkpoints

# Recurrent/Refractory Pediatric Brain Tumors

Recurrent/refractory brain tumors represent the greatest single cause of mortality in pediatric cancer

- Cannot be cured by current standard treatments (treatment-refractory)
- Standard of care is largely palliative

**Historical control data for relapsed brain tumors**



Published comparator studies
PFS ependymoma (DeWire)
PFS OS medullo (Cefalo)
PFS OS HGG (Muller)
PFS OS all recurrent (Fangusaro)
% Still on regimen
100
50
0
0
6
12
18
24
30
Time on regimen (months)
Published studies

PFS, progression-free survival; OS, overall survival; HGG, high grade glioma. Historical controls adapted from: DeWire M, et al. J Neurooncol. 2015;123:85; Cefalo G, et al. Neuro Oncol. 2014;16:748; Muller K, et al. Radiat Oncol. 2014;9:177; Fangusaro JR, et al. J Clin Oncol. 2017;35(suppl): abstract 10543

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# First-in-children Phase 1 Trial of Indoximod-based Multimodal Chemo-radio-immunotherapy

- Relapsed or refractory primary brain tumor patients
- Primary endpoints
  - Regimen limiting toxicities of indoximod + temozolomide
  - Objective response rate
  - Regimen-limiting toxicities of indoximod + radiation
  - Safety
- Key eligibility criteria
  - 3-21 years of age
  - Histologically proven initial diagnosis of primary malignant brain tumor, with no known curative treatment options
  - MRI confirmation of tumor progression

- Multimodal management is a key feature of the regimen
- Radiographic evidence of progression (escape lesions) can be managed with continued indoximod and:
  - Surgical resection (regain local control)
  - Targeted radiation (regain local control)
  - Crossover to 2nd-line chemotherapy (cyclophosphamide/etoposide)

MRI, magnetic resonance imaging.
Clinicaltrials.gov (NCT02502708).

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First-in-children Phase 1 Trial of Indoximod-based Multimodal Chemo-radio-immunotherapy 11 Group 1 • Indoximod dose escalation (study dose, PO, twice daily on days 1-28) • Temozolomide (200 mg/m2/day, PO, once daily on days 1-5 of 28-day cycles) Group 2 (expansion cohort of Group 1) • RP2D of indoximod • Temozolomide (200 mg/m2/day, PO, once daily on days 1-5 of 28-day cycles) Group 3 • Indoximod dose escalation (study dose, PO, twice daily on days 1-28) • Individualized radiation plan • Followed by indoximod combined with cyclic temozolomide Group 4 (progressive disease on indoximod + temozolomide) • Indoximod (32 mg/kg/dose PO, twice daily on days 1-28) • Cyclophosphamide (2.5 mg/kg/dose PO, once daily) • Etoposide (50 mg/m2/dose PO, once daily) PO, orally; RP2D, recommended phase 2 dose. Clinicaltrials.gov (NCT02502708

Patient Demographics (Mixed Population) 12 *Includes one each gliosarcoma, bithalamic glioma, and ganglioglioma. **Includes one previously classified as primitive neuroectodermal tumor. Total patients enrolled N = 29 Diagnosis, n (%) Ependymoma Malignant glioma* Medulloblastoma** 14 (48) 9 (31) 6 (21) Gender, n (%) Female Male 10 (34) 19 (66) Race, n (%) African American Caucasian Hispanic Other Declined to provide 3 (10) 23 (79) 0 2 (7) 1 (3) Age, years Median Range 12.5 320

Patient 001: Example of Multimodal Management Chemo-radio-immunotherapy 13 (TTRF) Continuing indoximod- based therapy Progressing disease Responding/stable disease Chemo regimen 1 Chemo regimen 2 Chemo regimen 3 Surgery PR PD PR PDMRI  Pt 001 SD Surgery Chemo 1 Chemo 2 Chemo 3 0 6 12 18 24 Continuous Indoximod (months) Partial RT (SRS) Low-dose outpatient chemo Partial RT (low-dose) RT RT RT • 7-year-old with ependymoma: prolonged disease responsiveness • Indoximod-based multimodal regimen is well tolerated SRS, stereotactic radiosurgery; RT, radiation therapy; PR, partial response; PD, progressive disease; SD, stable disease.

Patient 001: Continued Responsiveness Using Indoximod-based Multimodal Management 14 indoximod + radiation tumor (20 Gy) indoximod + 3rd-line chemo indoximod + 3rd-line chemo NOT TARGETED WITH NEW RADIATION Johnson, T, et al, AACR 2018

# Radio-Immunotherapy Improves Time to Regimen Failure (TTRF)


Median TTRF without RT = 3.2 mos
with any RT = 12 mos
% Still on regimen
100
50
0
0
6
12
18
24
30
Time on regimen (months)
(+) RT (n=17)
(-) RT (n=12)
p=0.04
Published studies

Historical controls adapted from: DeWire M, et al. J Neurooncol 2015;123:85. Cefalo G, et al. Neuro Oncol 2014;16:748. Muller K, et al. Radiat Oncol 2014;9:177.

RT, radiation therapy

Fangusaro JR, et al. J Clin Oncol, 2017;35(suppl): abstract 10543.

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New Metastatic Tumor Arising While on Therapy Later Regresses 16 CSF, cerebrospinal fluid; TTRF, time to regimen failure. Pretreatment 2 cycles 4 cycles 6 cycles Begin indoximod + temozolomide 14 yo with CSF relapse of medulloblastoma Potential for late responses makes TTRF an important outcome metric

Indoximod-based Multimodal Regimen is Well Tolerated 17  In the 29 patients included in the study, SAEs possibly related to indoximod included 1 case each of: – Febrile neutropenia – Hemiparesis – Hydrocephalus – Spinal cord compression – Status epilepticus – Urinary tract infection  Overall, indoximod did not worsen the toxicity of the base treatment

Pilot Cohort in Diffuse Intrinsic Pontine Glioma (DIPG) 18 Group 1 • Indoximod dose escalation (study dose, PO, twice daily on days 1-28) • Temozolomide (200 mg/m2/day, PO, once daily on days 1-5 of 28-day cycles) Group 2 (expansion cohort of Group 1) • RP2D of indoximod • Temozolomide (200 mg/m2/day, PO, once daily on days 1-5 of 28-day cycles) Group 3 • Indoximod dose escalation (study dose, PO, twice daily on days 1-28) • Individualized radiation plan • Followed by indoximod combined with cyclic temozolomide Group 4 (progressive disease on indoximod + temozolomide) • Indoximod (32 mg/kg/dose PO, twice daily on days 1-28) • Cyclophosphamide (2.5 mg/kg/dose PO, once daily) • Etoposide (50 mg/m2/dose PO, once daily) Pilot cohort • Patients with radiographic diagnosis or histologically proven DIPG

DIPG Is Rapidly Fatal 19  DIPG has the worst prognosis of any pediatric cancer Median time to progression after radiation is ~6 months1  At progression, patients follow a rapidly declining course – Median OS is 10-12 months2 –Uniformly fatal DIPG, diffuse intrinsic pontine glioma; OS, overall survival. 1. Wolff JE, et al. J Neurooncol. 2012;106(2):391-397. 2. Cohen KJ, et al. Neuro Oncol. 2011;13(4):410-416.

Effective Treatments for DIPG are Lacking 20  Standard-of-care treatment is palliative radiation (usually 54 Gy) Chemotherapy has no proven benefit  Thus far, trials have not shown clinical benefit from currently available chemotherapy, radiosensitizing drugs, or biologics  Due to their location in the brainstem, DIPGs cannot be surgically removed DIPG, diffuse intrinsic pontine glioma.

Multimodal Chemo-radio-immunotherapy for DIPG Pilot Cohort 21  First question: Could DIPG patients tolerate the indoximod immunotherapy regimen? – DIPG patients are often highly symptomatic  Pilot cohort of 6 newly diagnosed DIPG patients – All 6 patients have finished upfront radiation combined with indoximod – All 6 patients showed initial improvement in symptoms – 3/6 later developed inflammatory symptoms (eg, waxing/waning, migratory) • 2 of these occurred during first cycle of temozolomide with indoximod .

NLG2105-037: 9.4-Year-Old Male with Newly Diagnosed DIPG 22 . Serial sections on MRI (T2 Flair)Baseline (pretreatment) After 6 weeks of indoximod + radiation (54 Gy) This patient is neurologically normal at 6 months DIPG scans reviewed by Tina Young-Poussaint, M.D., Boston Children’s Hospital Patient 037 classified as: “Significant response” DIPG, diffuse intrinsic pontine glioma; MRI, magnetic resonance imaging..

NLG2105-035: 9.3-Year-Old Male with Newly Diagnosed DIPG 23 . DIPG, diffuse intrinsic pontine glioma; MRI, magnetic resonance imaging.. This patient has sustained neurological improvement at 6 months Serial sections on MRI (T2 Flair) Baseline (pretreatment) After 6 weeks of indoximod + radiation (54 Gy)

Additional Newly Diagnosed DIPG Patients 24 . DIPG, diffuse intrinsic pontine glioma This patient has sustained neurological improvement at 6 months Serial sections on MRI (T2 Flair) Baseline (pretreatment) After 6 weeks of indoximod + radiation (54 Gy)

Additional Newly Diagnosed DIPG Patients 25 . DIPG, diffuse intrinsic pontine glioma Baseline (pretreatment) After 6 weeks of indoximod + radiation (54 Gy) NLG2105-042 12 yo male NLG2105-043 15 yo female NLG2105-047 5 yo female NLG2105-048 6 yo female

Conclusions and Future Directions 26  Phase 1 data suggest that indoximod-based immunotherapy can allow disease responsiveness to conventional therapy (radiation, chemotherapy)  Pilot cohort is under way applying this approach to newly diagnosed DIPG patients  Phase 2 trial is planned .